SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM 8-K


                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                  OF SMALL BUSINESS ISSUERS UNDER SECTION 12(b)
                     OR 12(g) OF THE SECURITIES ACT OF 1934



                                E.L. Hunter, Inc.
              (Exact name of small business issuer in its charter)



        NEVADA                          000-32291                     86-1011479
     (State or other                    SEC FILE                (I.R.S. Employer
jurisdiction of incorporation)           NUMBER              Identification No.)



                           8776 E. Shea Blvd. #B3A323
                            Scottsdale, Arizona 85260
          (Address and telephone number of principal executive offices)


                                  480-991-7949
                         (Registrant's Telephone Number)



ITEM 5. OTHER EVENTS

     On March 01, 2001 the business' legal address was changed from 16810 E. Avenue of the Fountains Suite 200, Fountain Hills, AZ 85268 to 8776 E. Shea Blvd., Scottsdale, Arizona 85260.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                    (Registrant)

                                                           Date:  March 31, 2001

                                                                       By:   /s/
                                                          ----------------------
                                                                Kevin Ericksteen
                                                          President and Director

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